Exhibit 99.1

athenahealth, Inc. Reports Second Quarter 2009 Results

  42% Revenue Growth Over Second Quarter of 2008
  60% Adjusted Gross Margin and 19% Adjusted EBITDA Margin
  Adjusted Net Income of $4.7 Million, or $0.14 Per Diluted Share

WATERTOWN, Mass.--(BUSINESS WIRE)--August 5, 2009--athenahealth, Inc. (Nasdaq: ATHN) (the “Company”), a leading provider of Internet-based business services for physician practices, today announced financial and operational results for the second quarter of 2009. The Company will conduct a conference call on Thursday, August 6, 2009, at 8:00 a.m. Eastern Time to discuss these results and management’s outlook for future financial and operational performance.

Total revenue for the three months ended June 30, 2009, was $46.7 million, compared to $33.0 million in the same period last year, an increase of 42%.

“I am very pleased with our performance in the second quarter, during which we expanded our service capabilities and strengthened our position in the enterprise space,” said Jonathan Bush, the Company’s Chairman, President, and Chief Executive Officer. “We continue to exceed our growth targets and are well positioned to help medical groups tackle new requirements brought on by healthcare reform.”

For the three months ended June 30, 2009, non-GAAP Adjusted EBITDA grew to $9.0 million, or 19% of revenue, from non-GAAP Adjusted EBITDA of $5.5 million, or 17% of revenue, in the same period last year. Non-GAAP Adjusted Net Income for the second quarter of 2009 was $4.7 million, or $0.14 per diluted share, compared to Non-GAAP Adjusted Net Income of $3.9 million, or $0.11 per diluted share, in the same period last year. GAAP net income for the quarter was $3.0 million, compared to GAAP net income of $2.8 million in the same period last year. As previously announced, following the reversal of a valuation allowance against U.S. deferred tax assets in the fourth quarter of 2008, the Company’s reported GAAP net income and non-GAAP Adjusted Net Income now reflect a full GAAP tax rate.

“In the second quarter, we were pleased to see strong revenue growth while we also expanded our gross margin ahead of schedule,” said Carl Byers, the Company’s Chief Financial Officer. “Our solid performance for clients and the significant strength of leading indicators for growth give us confidence in our long-term targets.”

Key metrics and milestones in the second quarter of 2009 included the following:

  $1.2 billion in collections posted to client accounts in the second quarter of 2009, compared to $0.9 billion in the same quarter of 2008
  13,591 active physicians using athenaCollectorSM in the second quarter of 2009, compared to 10,356 in the same quarter of 2008
  20,323 active medical providers using athenaCollector in the second quarter of 2009, compared to 13,554 in the same quarter of 2008
  1,043 active medical providers using athenaClinicalsSM in the second quarter of 2009, 624 of whom were physicians, compared to 498 providers and 365 physicians in the same quarter of 2008

As of June 30, 2009, the Company had cash, cash equivalents, and short-term investments of $96.3 million and short- and long-term debt and capital lease obligations of $11.5 million.

A reconciliation of the Company’s financial results determined in accordance with United States Generally Accepted Accounting Principles (GAAP) to certain non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”

Conference Call Information

To participate in athenahealth’s live conference call and webcast, dial 913-312-1270 (800-289-0529 for international calls) using conference code 4188750 or visit the Investors section of the Company’s website at: http://www.athenahealth.com. A replay will be available for one week following the conference call at 888-203-1112 (719-457-0820 for international calls) using Passcode No. 4188750. A webcast replay will also be archived on the Company’s website following the conference call.

About athenahealth, Inc.

athenahealth, Inc. is a leading provider of Internet-based business services for physician practices. The Company’s service offerings are based on proprietary web-native practice management and electronic health record (EHR) software, a continuously updated payer knowledge-base, integrated back-office service operations, and automated and live patient communication services. For more information, please visit http://www.athenahealth.com or call 888-652-8200.

Explanation of Non-GAAP Financial Measures

athenahealth management believes that in order to properly understand the Company’s short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures prepared in accordance with GAAP. These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. In addition, management uses results of operations before such items to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition to the description provided below, reconciliations of GAAP to non-GAAP results are provided in the financial statement tables included in this press release.

In this press release the Company defines “Adjusted Gross Margin” as total revenue, less direct operating expense, plus stock-based compensation expense allocated to direct operating expense and amortization of purchased intangibles, all divided by total revenue.

The Company defines “Adjusted EBITDA” as GAAP net income (loss) before (benefit from) provision for income taxes, net interest (income) expense, other (income) expense, unrealized gain/loss on interest rate derivatives, depreciation and amortization, amortization of purchased intangibles, and stock-based compensation expense. The Company defines “Adjusted EBITDA Margin” as Adjusted EBITDA as a percentage of total revenue.

The Company defines “Adjusted Operating Income” as GAAP net income (loss) before (benefit from) provision for income taxes, net interest (income) expense, other (income) expense, unrealized gain/loss on interest rate derivatives, and stock-based compensation expense. The company defines “Adjusted Operating Income Margin” as Adjusted Operating Income as a percentage of total revenue.

The Company defines “Adjusted Net Income” as GAAP net income (loss) before other (income) expense, unrealized gain/loss on interest rate derivatives, and stock-based compensation expense and “Adjusted Net Income per diluted share” as Adjusted Net Income divided by weighted average diluted shares outstanding.

These non-GAAP financial measures, as the Company defines them, may not be similar to non-GAAP measures used by other companies.

Management believes that Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Income, and Adjusted Net Income per diluted share provide useful information to investors about the Company’s performance because they eliminate the effects of period-to-period changes in costs associated with capital investments; net income from interest on the Company’s cash, cash equivalents and short-term investments; stock-based compensation expense; and similar expenses that are not directly attributable to the underlying performance of the Company’s business operations. Management uses Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Income, and Adjusted Net Income per diluted share in evaluating the overall performance of the Company’s business operations and believes that these performance measures provide useful information to investors.

With respect to stock-based compensation expense, the Company advises investors that it adopted FASB Statement No. 123R, Share-Based Payments (“FAS 123R”), effective January 1, 2006, which requires that share-based payments, including employee stock options, be measured at their fair value and recorded as compensation expense in the Company’s financial statements. Prior to the adoption of FAS 123R, the Company was required to record stock-based compensation expense using the awards’ intrinsic values, which generally resulted in no compensation expense being recorded in the financial statements. In accordance with the modified prospective method the Company used to adopt FAS 123R, the Company’s financial statements for prior periods have not been restated to reflect, and do not include, changes in the method to expense share-based payments (including employee stock options) at their fair values.

Although management finds Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Income, and Adjusted Net Income per diluted Share, useful for evaluating aspects of the Company’s business, its reliance on these measures is limited because excluded items can have a material effect on the Company’s earnings (or losses) calculated in accordance with GAAP. Therefore, management uses Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Income, and Adjusted Net Income per diluted Share in conjunction with GAAP net income (loss) in evaluating the overall performance of the Company’s business operations. The Company believes that Adjusted Gross Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Income, and Adjusted Net Income per diluted Share provide investors with additional tools for evaluating the Company’s core performance that are the same as management uses in its own evaluation of overall performance, as well as a baseline for assessing the future earnings potential of the Company. While GAAP results are more complete, the Company offers investors these supplemental metrics since, with reconciliations to GAAP, they may provide greater insight into the Company’s financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP financial measures should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

Forward-Looking Statements

This press release contains forward-looking statements, which are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995, including statements regarding expectations for future financial performance, expected growth and business outlook, and the benefits of the Company’s current service offerings. The forward-looking statements in this release do not constitute guarantees of future performance. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our history of operating losses and fluctuating operating results; our variable sales and implementation sales cycles, which may result in fluctuations in our quarterly results; risks associated with our expectations regarding our ability to maintain profitability; the highly competitive industry in which we operate and the relative immaturity of the market for our service offerings; the risk that our service offerings will not operate in the manner that we expect, including interruptions in service or errors or omissions that may occur in our rules engine and databases; and the evolving and complex governmental and regulatory compliance environment in which we and our clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances, or otherwise. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in our public filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, under the heading Part I, Item IA “Risk Factors,” available on the Investors section of our website at http://www.athenahealth.com and on the SEC’s website at http://www.sec.gov.

athenahealth, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except per-share amounts)

	June	December
	30, 2009	31, 2008
Assets
Current assets:
Cash and cash equivalents	$23,320	$28,933
Short-term investments	72,984	58,061
Accounts receivable - net	23,680	23,236
Deferred tax assets	5,844	8,499
Prepaid expenses and other current assets	4,517	3,624
Total current assets	130,345	122,353

Property and equipment - net	22,420	20,871
Restricted cash	1,516	1,848
Software development costs - net	2,054	1,879
Purchased intangibles - net	1,766	1,925
Goodwill	5,018	4,887
Deferred tax assets	8,061	7,997
Other assets	630	662
Total assets	$171,810	$162,422

Liabilities & Stockholders' Equity
Current liabilities:
Current portion of long-term debt and capital lease obligations	$2,684	$2,038
Accounts payable	642	803
Accrued compensation	10,065	10,154
Accrued expenses	5,834	7,442
Deferred revenue	7,104	6,945
Interest rate derivative liability	381	881
Current portion of deferred rent	1,135	1,144
Total current liabilities	27,845	29,407
Deferred rent, net of current portion	8,128	8,662
Debt and capital lease obligations, net of current portion	8,779	8,378
Total liabilities	44,752	46,447

Stockholders' equity:
Preferred stock, $0.01 par value: 5,000 shares authorized; no shares issued
and outstanding at June 30, 2009 and December 31, 2008, respectively	-	-
Common stock, $0.01 par value: 125,000 shares authorized; 34,837 shares issued, and 33,556 shares outstanding at June 30, 2009; 34,645 shares issued and
33,367 shares outstanding at December 31, 2008.	349	346
Additional paid-in capital	162,221	156,303
Treasury stock, at cost	(1,200)	(1,200)
Accumulated other comprehensive income	133	338
Accumulated deficit	(34,445)	(39,812)
Total stockholders' equity	127,058	115,975
Total liabilities and stockholders' equity	$171,810	$162,422

athenahealth, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per-share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Revenue:
Business services	$44,429	$31,190	$84,324	$59,079
Implementation and other	2,290	1,783	4,494	3,649
Total revenue	46,719	32,973	88,818	62,728

Expense:
Direct operating	19,160	14,076	37,458	26,863
Selling and marketing	8,888	5,364	15,887	10,033
Research and development	3,439	2,596	6,620	4,942
General and administrative	8,394	6,580	16,595	13,785
Depreciation and amortization	1,798	1,589	3,437	3,030
Total expense	41,679	30,205	79,997	58,653

Operating income	5,040	2,768	8,821	4,075

Other income (expense):
Interest income	320	396	722	1,105
Interest expense	(283)	(105)	(457)	(128)
Gain on interest rate derivative contract	308	-	500	-
Other income	79	31	115	49
Total other income	424	322	880	1,026

Income before income taxes	5,464	3,090	9,701	5,101
Income tax provision	(2,435)	(311)	(4,334)	(493)

Net income	$3,029	$2,779	$5,367	$4,608

Net income per share - Basic	$0.09	$0.09	$0.16	$0.14

Net income per share - Diluted	$0.09	$0.08	$0.15	$0.13

Weighted average shares used in computing net income per share:
Basic	33,527	32,485	33,472	32,414
Diluted	34,822	34,730	34,818	34,758

athenahealth, Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Six Months Ended
	June 30,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,367	$4,608
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,596	3,030
Amortization of discounts on investments	(442)	(221)
Provision for uncollectible accounts	168	214
Deferred income taxes	3,937	-
Tax benefit from stock-based awards	(1,231)	-
Gain on interest rate derivative contract	(500)	-
Stock compensation expense	3,992	2,401
Loss on disposal of property and equipment	-	(8)
Changes in operating assets and liabilities:
Accounts receivable	(612)	(3,466)
Prepaid expenses and other current assets	(1,289)	385
Accounts payable	800	34
Accrued expenses	(1,431)	3,737
Deferred revenue	159	872
Deferred rent	(543)	(2,201)
Other long-term assets	32	9
Net cash from operating activities	12,003	9,394

CASH FLOWS FROM INVESTING ACTIVITIES:
Capitalized software development costs	(1,060)	(602)
Purchases of property and equipment	(5,061)	(9,622)
Proceeds from sales and maturities of investments	37,000	-
Purchases of short-term investments	(51,770)	(49,154)
Proceeds from sales of equipment	-	12
Purchases of investment in unconsolidated company	-	(250)
Decrease in restricted cash	332	-
Net cash from investing activities	(20,559)	(59,616)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under stock plans	697	698
Payments on long-term debt and capital lease obligations	(2,319)	(271)
Proceeds from long-term debt and capital lease obligations	3,366	1,214
Tax benefit from stock-based awards	1,231	-
Net cash from financing activities	2,975	1,641
Effects of exchange rate changes on cash and cash equivalents	(32)	(22)
Net (decrease) in cash and cash equivalents	(5,613)	(48,603)
Cash and cash equivalents at beginning of period	28,933	71,891
Cash and cash equivalents at end of period	$23,320	$23,288

Supplemental disclosures of non-cash items - Property and equipment
recorded in accounts payables and accrued expenses	$37	$7
Supplemental disclosures of cash flow information -
Cash paid for interest	$317	$133
Supplemental disclosures of cash flow information -
Cash paid for taxes	$514	$-

Set forth below is a breakout of stock-based compensation expense for the three and six months ended June 30, 2009 and 2008:

(unaudited, in thousands)	Three Months ended June 30,		Six Months ended June 30,
	2009	2008	2009	2008
Stock-based compensation charged to:
Direct operating	$400	$195	$775	$292
Selling and marketing	529	339	1,043	648
Research and development	251	197	494	500
General and administrative	896	411	1,680	961
Total	$2,076	$1,142	$3,992	$2,401
Set forth below is a presentation of our “Adjusted Gross Margin”:

(unaudited, in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Total revenue	$46,719	$32,973	$88,818	$62,728
Direct operating expense	19,160	14,076	37,458	26,863
Total revenue less direct
operating expense	27,559	18,897	51,360	35,865
Stock-based compensation expense
allocated to direct operating expense	400	195	775	292

Amortization of purchased intangibles	80	-	159	-

Adjusted gross profit	$28,039	$19,092	$52,294	$36,157

Adjusted gross margin	60.0%	57.9%	58.9%	57.6%

Set forth below is a reconciliation of our “Adjusted EBITDA” to our net income, the most directly comparable financial measure calculated and presented in accordance with GAAP.

(unaudited, in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Revenue	$46,719	$32,973	$88,818	$62,728

Net income	3,029	2,779	5,367	4,608
Gain on interest rate derivative contract	(308)	-	(500)	-
Provision for income taxes	2,435	311	4,334	493
Interest (income) expense, net	(37)	(291)	(265)	(977)
Other (income)	(79)	(31)	(115)	(49)
Amortization of purchased intangibles	80	-	159	-
Depreciation and amortization	1,798	1,589	3,437	3,030
Stock-based compensation expense	2,076	1,142	3,992	2,401

Adjusted EBITDA	$8,994	$5,499	$16,409	$9,506

Adjusted EBITDA margin	19.3%	16.7%	18.5%	15.2%
Set forth below is a presentation of our “Adjusted Operating Income”:

(unaudited, in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Revenue	$46,719	$32,973	$88,818	$62,728

Net income	3,029	2,779	5,367	4,608
Gain on interest rate derivative contract	(308)	-	(500)	-
Provision for income taxes	2,435	311	4,334	493
Interest (income) expense, net	(37)	(291)	(265)	(977)
Other (income)	(79)	(31)	(115)	(49)
Stock-based compensation expense	2,076	1,142	3,992	2,401

Adjusted Operating Income	$7,116	$3,910	$12,813	$6,476

Adjusted Operating Income margin	15.2%	11.9%	14.4%	10.3%

Set forth below is a reconciliation of our “Adjusted Net Income” and “Adjusted Net Income per diluted share” to our net income, the most directly comparable financial measure calculated and presented in accordance with GAAP.

(unaudited, in thousands, except per-share amounts)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net income	$3,029	$2,779	$5,367	$4,608
Other (income)	(79)	(31)	(115)	(49)
Gain on interest rate derivative contract	(308)	-	(500)	-
Stock-based compensation expense	2,076	1,142	3,992	2,401

Adjusted net income	$4,718	$3,890	$8,744	$6,960

Weighted average shares - diluted	34,822	34,730	34,818	34,758

Adjusted net income per share - diluted	$0.14	$0.11	$0.25	$0.20

CONTACT:
athenahealth, Inc.
Jennifer Heizer (Investors), 617-402-1322
Senior Manager, Investor Relations
investorrelations@athenahealth.com
or
John Hallock (Media), 617-402-1428
Director, Corporate Communications
media@athenahealth.com